SCHEDULE (RULE 14a-101) 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                                 (Amendment No. )
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[    ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[    ] Definitive Additional Materials

[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

      . . . . . . FORWARD FUNDS, INC. . . . . . . . . . . . . . . . . . . . . .
                                                       . . .
                (Name of Registrant as Specified In Its Charter)
                           Carl Katerndahl, Secretary
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)   Title of each class of securities to which transaction applies:
             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            . . . . . .
       2) Aggregate number of securities to which transaction applies:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            . . . . . .
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            . . . . . .
       4) Proposed maximum aggregate value of transaction:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . .
       5) Total fee paid:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . .
[   ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:
             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       2)   Form, Schedule or Registration Statement No.:

                  Schedule 14A; 811-8419
       3)  Filing Party:

                  FORWARD FUNDS, INC.
       4)  Date Filed:
                  February 17, 2000

                               FORWARD FUNDS, INC.
                        433 California Street, Suite 1010
                         San Francisco, California 94104

                              The U.S. Equity Fund
                          The International Equity Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                February 29, 2000

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of The U.S. Equity Fund and The International Equity Fund (the "Funds"), each a series of Forward Funds, Inc. (the "Company"), will be held at the offices of Webster Investment Management Company, LLC ("Webster"), 433 California Street, Suite 1010, San Francisco, California 94104, on February 29, 2000 at 9:00 a.m., Pacific time, for the following purposes:

PROPOSALS:

1. To consider and act upon a new investment sub-advisory agreement between Webster and Garzarelli Investment Management, LLC relating to The U.S. Equity Fund.

2. To consider and act upon an amendment to the Investment Management Agreement between the Company and Webster to increase the advisory fee payable with respect to The U.S. Equity Fund.

3. To consider and act upon a new investment sub-advisory agreement between Webster and Hansberger Global Investors, Inc. relating to The International Equity Fund.

4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.


                                   By Order of the Directors of the Company, Carl M. Katerndahl, Secretary

February 17, 2000



                             YOUR VOTE IS IMPORTANT


         PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY
                IN THE ENCLOSED POSTAGE-PAID ENVELOPE
         WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING

                      Instructions for Signing Proxy Cards

                  The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                                           Valid Signature

         Corporate Accounts
(1)      ABC Corp........................................... John Doe, Treasurer
(2)      ABC Corp.............................................         John Doe
                  c/o John Doe, Treasurer
(3)      ABC Corp. Profit Sharing Plan........................ John Doe, Trustee

         Trust Accounts
(1)      ABC Trust..........................................Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee.................................       Jane B. Doe
                  u/t/d 12/28/78

         Custodial or Estate Accounts
(1)      John B. Smith, Cust..................................     John B. Smith
                  f/b/o John B. Smith, UGMA
(2)      John B. Smith...................................John B. Smith, Executor

                               FORWARD FUNDS, INC.
                        433 California Street, Suite 1010
                         San Francisco, California 94104

                          The International Equity Fund
                              The U.S. Equity Fund

                                 PROXY STATEMENT


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Forward Funds, Inc. (the "Company") to be voted at the Special Meeting of Shareholders of The International Equity Fund and The U.S. Equity Fund (each a "Fund" and collectively, the "Funds"), each a series of the Company, to be held at offices of Webster Investment Management Company, LLC ("Webster"), 433 California Street, Suite 1010, San Francisco, California 94104, on February 29, 2000 at 9:00 a.m., Pacific time, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders of the Funds beginning on or about February 17, 2000.

GENERAL

Each Fund's shareholders of record on February 3, 2000, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each whole share of common stock (and a proportionate fractional vote for each fractional share) of the Fund held as of that date. The number of shares of the Funds issued and outstanding as of the Record Date was as follows:

             Fund                                 Number of Shares Outstanding

The International Equity Fund                                     1,857,861

The U.S. Equity Fund                                              2,812,280

Timely, properly executed proxies will be voted as you instruct. If you return your proxy card and no choice is indicated, your shares will be voted in favor of the proposal set forth in the attached Notice of Special Meeting of Shareholders. At any time before it has been voted, the enclosed proxy may be revoked by the signer by (i) a written revocation received by the Secretary of the Company prior to the exercise of the proxy, (ii) properly executing a later-dated proxy or (iii) attending the Meeting, requesting return of any previously delivered proxy and voting in person.

A copy of the Funds' annual report for the fiscal year ending December 31, 1998 and semi-annual report for the fiscal period ending June 30, 1999 may be obtained without charge by writing to PFPC Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184, or by calling toll free 1-800-999-6809.

The costs of solicitation of proxies will be borne by the Funds. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Directors of the Company and employees of the Funds' investment adviser, Webster or PFPC Inc., the Company's administrator.

This Proxy Statement solicits votes on proposals affecting more than one Fund as set forth below. Shareholders are requested to vote only on those proposals affecting the Funds of which they are shareholders.

The Board of Directors of the Company recommends that you vote in favor of the proposal(s) relating to your Fund.

Proposals:

                                                                           Fund:

1.       To consider and act upon a new  investment  sub-advisory           The U.S. Equity Fund
         agreement between Webster Investment  Management Company
         LLC  ("Webster") and Garzarelli  Investment  Management,
         LLC  ("Garzarelli")  relating  to The U.S.  Equity  Fund
         ("U.S. Fund Agreement").

2.       To consider and act upon an amendment to the  Investment           The U.S. Equity Fund
         Management  Agreement  between  the  Company and Webster
         (the  "Investment  Management  Agreement")  to increase the investment advisory fee payable to Webster by The U.S.
         Equity Fund.

3.       To consider and act upon a new  investment  sub-advisory           The International Equity Fund
         agreement   between   Webster  and   Hansberger   Global
         Investors,   Inc.   ("Hansberger")   relating   to   The
         International    Equity   Fund    ("International   Fund
         Agreement").


SUMMARY OF PROPOSALS

Currently, Webster acts as investment adviser to The U.S. Equity Fund and The International Equity Fund and Barclay's Global Fund Advisors ("BGI") and Templeton Investment Counsel Inc. ("Templeton"), respectively, act as sub-advisers to the Funds. For the reasons and based on an analysis of factors described below, and upon the recommendation of Webster, the Directors of the Company have unanimously approved (i) the proposed U.S. Fund Agreement pursuant to which Garzarelli will replace BGI as such Fund's investment sub-adviser, (ii) an amendment to the Investment Management Agreement to increase the investment advisory fee payable to Webster with respect to The U.S. Equity Fund, and (iii) the proposed International Fund Agreement pursuant to which Hansberger will replace Templeton as such Fund's investment sub-adviser. The form of the U.S. Fund Agreement is attached to this Proxy Statement as Exhibit A, the form of the Investment Management Agreement, as amended, is attached to this Proxy Statement as Exhibit B, and the form of International Fund Agreement is attached to this Proxy Statement as Exhibit C (the U.S. Fund Agreement and International Fund Agreement are collectively referred to as the "New Agreements").

New Agreements

Under the terms of the New Agreements and subject to the supervision of Webster and direction of the Board of Directors, each of Garzarelli and Hansberger (collectively referred to as the "New Sub-Advisers") will have general responsibility for the investment and management of its Fund's assets and will furnish the Fund with information the Fund may reasonably request with respect to its investments. Specifically, the New Sub-Advisers will, subject to the supervision of Webster and the Board of Directors, manage the investment and reinvestment of each respective Fund's assets by making investment decisions, providing portfolio management services and placing purchase and sales orders for portfolio transactions for each respective Fund.

If approved by shareholders, the New Agreements will each become effective as of March 1, 2000 and will remain in effect for two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (i) by the Board of Directors or by the holders of a majority of the applicable Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to such contract or agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act") of any such party. Each New Agreement will terminate upon assignment by any party and is terminable at any time, without the payment of any penalty, by the Board of Directors or by a "majority" vote of the shareholders of the Fund (as defined in the Act) on not more than 60 days' written notice to the New Sub-Adviser or upon 60 days' written notice by Webster or the New Sub-Adviser.

The services of the New Sub-Advisers are not deemed to be exclusive and nothing in the New Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

In effecting portfolio transactions for the Funds, the New Sub-Advisers will use their respective best efforts to select brokers that can provide brokerage services that offer the most favorable price and best execution available. The New Sub-Advisers may allocate a portion of their brokerage business to brokers and dealers who provide research services. These research services may be used by the New Sub-Advisers in their investment decision making process and may not be used exclusively with respect to the Funds. However, the use of such "soft dollars" shall not interfere with or impede the New Sub-Advisers' commitment to provide best execution for the Funds.

The current and proposed investment advisory fees charged to The U.S. Equity Fund and The International Equity Fund are set forth in the table below, as are the current and proposed investment sub-advisory fees. The investment sub-advisory fees payable under the New Agreements will be paid by Webster, not the Company or the Funds.

                                                          THE U.S. EQUITY FUND
------------------------------------------------------------------------------


                                           Current Advisory Fees                 Current Sub-Advisory Fees
                                            Payable to Webster*             Payable by Webster to Sub-Adviser*
First $100 million in assets                     0.625%                                  0.375%
Next $400 million in assets                      0.55%                                   0.30%
Assets over $500 million                         0.50%                                   0.25%

                                          Proposed Advisory Fees                Proposed Sub-Advisory Fees
                                            Payable to Webster*             Payable by Webster to Sub-Adviser*
First $100 million in assets                     0.80%                                   0.55%
Next $400 million in assets                      0.725%                                  0.50%
Assets over $500 million                         0.65%                                   0.45%

*  as a percentage of average daily net assets


The total advisory fees payable by The U.S. Equity Fund to Webster will increase as a result of the adoption of the amendment to the Investment Management Agreement. The advisory fee increase is proposed because Garzarelli's investment sub-advisory fee will be higher than the investment sub-advisory fee paid by Webster to BGI. However, the amount of the advisory fee retained by Webster will not increase.



                                                 THE INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

                                           Current Advisory Fees                 Current Sub-Advisory Fees
                                            Payable to Webster*             Payable by Webster to Sub-Adviser*
First $25 million of assets                        0.95%                                   0.70%
Next $25 million of assets                         0.80%                                   0.55%
Next $50 million of assets                         0.75%                                   0.50%
Next $150 million of assets                        0.65%                                   0.40%
Next $250 million of assets                        0.60%                                   0.35%
Assets over $500 million                           0.55%                                   0.30%

                                          Proposed Advisory Fees                Proposed Sub-Advisory Fees
                                            Payable to Webster*             Payable by Webster to Sub-Adviser*
First $50 million of assets                        0.85%                                   0.50%
Next $50 million of assets                         0.75%                                   0.50%
Next $150 million of assets                        0.65%                                   0.50%
Next $250 million of assets                        0.60%                                   0.50%
Assets over $500 million                           0.55%                                   0.50%


*  as a percentage of average daily net assets


The total advisory fee payable by The International Equity Fund will decrease as a result of the adoption of the International Fund Agreement.

Expense Comparison Table

Set forth below is a table comparing the expenses of The U.S. Equity Fund currently payable, and proposed to be paid, upon the approval of the New Agreement and the amendment to the Investment Management Agreement.

Fund Expenses

The U.S. Equity Fund Annual Fund Operating Expenses (as a percentage of average net assets annualized)


                                                                Current                        Proposed
---------------- ---------------------------- ----------------------------------
---------------- ---------------------------- ----------------------------------
Management Fee                                                0.63%                           0.80%
--------------- ---------------------------- ----------------------------------
--------------- ---------------------------- ----------------------------------
Distribution and Service (12b-1) Fees                         0.25%                           0.25%
---------------- ---------------------------- ----------------------------------
---------------- ---------------------------- ----------------------------------
Other Expenses                                                0.72%                           0.72%
---------------- ---------------------------- ----------------------------------
---------------- ---------------------------- ----------------------------------
Total Annual Fund Operating Expenses1                         1.60%                           1.77%
---------------- ---------------------------- ----------------------------------

1 Webster has agreed for a period of one year commencing January 27, 2000, to waive a portion of its advisory fee and/or reimburse expenses for The U.S. Equity Fund to the extent necessary to maintain The U.S. Equity Fund's expense ratio at 1.45%, excluding Rule 12b-1 (0.25%) and shareholder servicing (0.10%) fees. The expenses of the shareholder servicing fee are reflected as part of the "Other Expenses" of the Fund. Waived fees may be recovered at a future date. In addition, the Fund may pay less than the full amount of Rule 12b-1 and shareholder servicing fees so that the total annual fund operating expenses of The U.S. Equity Fund may be lower than the amount stated in the table.




EXAMPLE

The following example illustrates the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in The U.S. Equity Fund. These amounts are based upon payment by The U.S. Equity Fund of current and proposed expenses at levels set forth in the above table.

The example assumes a shareholder would pay the following expenses on a $10,000 in The U.S. Equity Fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions costs would be:


                           1 Year           3 Years           5 Years           10 Years
---------------------------------------------------------------------------

Current                      $163             $505              $871              $1,900

Proposed                     $180             $557             $959               $2,084

---------------------------------------------------------------------------

Recommendation of the Board

At a meeting of the Board of Directors held on January 27, 2000 called for the purpose of voting on approval of the New Agreements, the Board of Directors, including those Directors who are not "interested persons" as defined under the Act, unanimously approved the New Agreements for each Fund. In reaching this conclusion, the Board of Directors obtained from Webster and each New Sub-Adviser such information as it deemed reasonably necessary to approve Garzarelli as the investment sub-adviser to The U.S. Equity Fund and Hansberger as the investment sub-adviser to The International Equity Fund. Garzarelli and Hansberger provided detailed information to the Board with respect to, among other factors, organizational structure, assets under management, asset management services, financial condition and business plans. The Board of Directors considered a number of factors, including, among other things, the nature, scope and quality of services that each New Sub-Adviser proposed to provide to the Funds; the quality of the personnel of each New Sub-Adviser, the proposed fee rate of each New Sub-Adviser; and the terms and conditions of the New Agreements. The Board of Directors also considered a number of other factors, including the capacity of each New Sub-Adviser to perform its duties under the New Agreements; the level of continuity of each New Sub-Adviser's investment management personnel and the financial standing of each New Sub-Adviser; and the experience and expertise of both Garzarelli and Hansberger as investment advisers. Based on these factors discussed above and other factors described below, the Board of Directors approved the New Agreements, subject to shareholder approval.

PROPOSAL 1

TO CONSIDER AND ACT UPON A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN WEBSTER INVESTMENT MANAGEMENT COMPANY LLC AND GARZARELLI INVESTMENT MANAGEMENT, LLC RELATING TO THE U.S. EQUITY FUND.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE U.S. EQUITY FUND VOTE "FOR" APPROVAL OF THE U.S. FUND AGREEMENT.

Garzarelli is registered with the Securities and Exchange Commission as an investment adviser. Its address is 2010 Main Street, Suite 1225, Irvine,
California 92614. Garzarelli serves as investment adviser to ten private accounts with combined assets of $3.4 million. Webster owns 47% of Garzarelli's authorized, issued shares and Garzarelli Capital, Inc., at the same address as Garzarelli, owns 51% of such shares. Elaine Garzarelli owns 100% of Garzarelli Capital, Inc.

It is anticipated that upon approval of the U.S. Fund Agreement, The U.S. Equity Fund's name will be changed to the "Garzarelli U.S. Equity Fund."

During the fiscal year ended December 31, 1999, the investment sub-advisory fee paid by Webster to BGI amounted to $139,662. The Sub-advisory Agreement between Webster and BGI, dated August 8, 1998, was approved by shareholders of The U.S. Equity Fund on September 30, 1998. The Directors of the Company have unanimously approved the termination of this Sub-advisory Agreement effective February 29, 2000.

On January 27, 2000 the Directors of the Company unanimously approved the U.S. Fund Agreement. The U.S. Fund Agreement is substantially similar to the current sub-advisory agreement except for the sub-advisory fees and provisions requiring Garzarelli to provide services to Webster on a most-favored customer basis and certain limitations on the Fund's use of the Garzarelli name (see Sections 7 and 18, respectively, of Exhibit A attached hereto). The current sub-advisory agreement provides that, subject to the supervision of the Board of Directors of the Trust and Webster, the sub-adviser will provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations.

The names, business addresses and principal occupations of the directors and principal executive officers of Garzarelli are set forth below. Except as otherwise indicated, the business address of the individuals named below is 2010 Main Street, Suite 1225, Irvine, California 92614 and their positions at Garzarelli constitute their principal occupations.

Names                                  Titles and Principal Occupations

Elaine Garzarelli                      Chairperson and Chief Investment Officer
Greg Lai                               Managing Director


The Board of Directors of the Company has identified the following benefits which the shareholders are expected to realize as a result of the approval of the U.S. Fund Agreement:

         (1) Enhanced marketability of The U.S. Equity Fund. Elaine Garzarelli, the principal of Garzarelli, is among the most recognizable people in the investment management community, probably best known for her prediction of the 1987 stock market crash. It is anticipated that Ms. Garzarelli, who is a significant presence in various media avenues, will raise the visibility of The U.S. Equity Fund through these venues, which may lead to increased assets in the Fund.

         (2) Focus on sector analysis methodology. As a result of the change in sub-adviser of The U.S. Equity Fund from BGI to Garzarelli, the philosophy of the Fund's management will change. BGI managed The U.S. Equity Fund using a quantitative approach of systematically examining fundamental valuation information to determine those U.S. stocks which may deliver "alpha," or above-market returns. Garzarelli, however, has developed a sector analysis methodology for predicting industry earnings and general stock market movements. It is expected that Garzarelli will more actively manage The U.S. Equity Fund's portfolio and rely less on a quantitative formula than BGI does. Although a more active management philosophy is more costly and will result in higher advisory fees for The U.S. Equity Fund, the Board of Directors believes that this management process may ultimately be beneficial to the Fund.

PROPOSAL 2

TO CONSIDER AND ACT UPON AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN WEBSTER INVESTMENT MANAGEMENT COMPANY, LLC AND FORWARD FUNDS, INC. TO INCREASE THE INVESTMENT ADVISORY FEE WITH RESPECT TO THE U.S.
EQUITY FUND.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE U.S. EQUITY FUND VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT.

Webster serves as investment adviser to each Fund. Webster is a registered investment adviser that supervises the activities of each sub-adviser and has the authority to engage the services of different sub-advisers with the approval of the Directors of each of the respective Funds. Webster is located at 433 California Street, Suite 1010, San Francisco, California 94104.

Pursuant to the terms of the Investment Management Agreement, Webster has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds and subject to general supervision of the Company's Board of Directors, but has delegated this authority to sub-advisers for the Funds. It also provides the Funds with ongoing management supervision and policy direction. Webster has managed the Funds since September, 1998 and the Funds and other series of the Company are its principal investment advisory clients. Daily investment decisions are made by the sub-adviser to each Fund. The proposed amendment to the Investment Management Agreement would not change any of the terms of the agreement except for the increase in advisory fees payable to Webster by the Fund.

During the fiscal year ended December 31, 1999, the advisory fees paid to Webster by The U.S. Equity Fund were $232,611. If the proposed advisory fee increase with respect to The U.S. Equity Fund had been in effect during the fiscal year ended December 31, 1999, the advisory fees payable to Webster would have been $297,245, which reflects an increase of 27.8%. The current and proposed advisory fees with respect to The U.S. Equity Fund are set forth in the table under "Summary of Proposals."

The Investment Management Agreement, dated August 1, 1998, was initially approved by shareholders of the Funds on September 30, 1998. Broderick Management, LLC, 433 California Street, Suite 1010, San Francisco, California 94104, which is wholly owned by Gordon P. Getty, owns 80% of the authorized, issued stock of Webster. Ronald Pelosi, the President, Director and 11.5% owner of Webster, is a Director and President of the Company. Carl M. Katerndahl, a Director of Webster is Executive Vice President and Secretary of the Company. The business address of Messrs. Pelosi and Katerndahl is 433 California Street, Suite 1010, San Francisco, California 94104 and their positions at Webster constitute their principal occupations.

As stated above under "Proposal 1," the Board has approved the U.S. Fund Agreement for the reasons stated thereunder. As a result of the approval of the U.S. Fund Agreement, the investment sub-advisory fees payable by Webster to The U.S. Equity Fund's sub-adviser will increase as set forth in the table under "Summary of Proposals." The Board compared the past performance of The U.S. Equity Fund with various indices and industry standards. It also compared the advisory fees and total expense ratios of other similar funds on both a contractual basis and net of fee waivers and expense reimbursements.

In recommending shareholder approval of an increase in the total advisory fee payable with respect to The U.S. Equity Fund, the Board considered information indicating that even with the proposed fee increase, the Fund's advisory fees would not exceed those of many comparable funds. In addition, the Board noted that the amount of the total advisory fee to be retained by Webster would not increase and that the total advisory fee was being increased only to allow for an increase in the sub-advisory fee. The Board considered that the amount of the total advisory fee retained by Webster with respect to The U.S. Equity Fund was comparable to the amount it retained with respect to the other series of the Company it manages. The Directors concluded that the proposed increase in the advisory fee payable by The U.S. Equity Fund was fair and reasonable.

PROPOSAL 3

TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN WEBSTER INVESTMENT MANAGEMENT COMPANY, LLC AND HANSBERGER GLOBAL INVESTORS, INC. RELATING TO THE INTERNATIONAL EQUITY FUND.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE INTERNATIONAL EQUITY FUND VOTE "FOR" APPROVAL OF THE INTERNATIONAL FUND AGREEMENT.

Hansberger is registered with the U.S. Securities and Exchange Commission as an investment adviser. Its address is 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301. As of December 31, 1999, Hansberger serves as investment adviser or investment sub-adviser to 15 U.S. and foreign investment companies and 30 private accounts with combined assets of approximately $2.9 billion. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. The following entities or individuals own more than ten (10%) percent of Hansberger Group, Inc.'s authorized, issued shares: Thomas L. Hansberger, SLW Limited Partnership, Brera/HGI Holdings, LLC, Alberto Cribiore and Max C. Chapman, Jr.

It is anticipated that upon approval of The  International  Fund Agreement,  The
International   Equity   Fund's   name  will  be  changed  to  the   "Hansberger
International Growth Fund."

During the fiscal year ended December 31, 1999, the investment sub-advisory fee paid by Webster to Templeton, The International Equity Fund's current sub-adviser, was $165,516. The Sub-advisory Agreement between Webster and Templeton, dated August 8, 1998, was approved by shareholders of The International Equity Fund on September 30, 1998. The Directors of the Company have unanimously approved the termination of this Sub-Advisory Agreement effective February 29, 2000.

On January 27, 2000 the Directors of the Company unanimously approved the International Equity Fund Agreement. The International Equity Fund Agreement is substantially similar to the current sub-advisory agreement except for the advisory fees and provisions requiring Hansberger to provide services to Webster on a most-favored customer basis and certain limitations on the Fund's use of the Hansberger name (see Sections 8, 14 and 20, respectively, of Exhibit C attached hereto). The current sub-advisory agreement provides that, subject to the supervision of the Board of Directors of the Trust and Webster, the sub-adviser will provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations.

The names, business addresses and principal occupations of the Directors and principal executive officers of Hansberger are set forth below. Except as otherwise indicated, the business address of the individuals named below is 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301 and their positions at Hansberger constitute their principal occupations.

Names                                  Titles and Principal Occupations

Thomas L. Hansberger                   Director, CEO, President and Treasurer

Kimberley  A.  Scott                    Director,  Senior  Vice  President,
                                        Secretary  and  Chief Administrative
                                        Officer

J. Christopher  Jackson                 Director,  Senior Vice President,
                                        General Counsel and Assistant Secretary

James E. Chaney                         Chief Investment Officer

Lauretta A. Reeves                     Director of Research

Thomas A. Christensen, Jr.             Chief Financial Officer

At the time of effectiveness of the International Fund Agreement, the Investment Management Agreement will be amended to reduce the advisory fee payable to Webster with respect to The International Equity Fund. Webster has agreed, for a period of one year commencing January 27, 2000, to waive a portion of its advisory fee and/or reimburse expenses to the extent necessary to maintain The International Equity Fund's expense ratio at 1.65%, excluding Rule 12b-1 and shareholder servicing fees.

The Board of Directors of the Company has identified the following benefits which the shareholders are expected to realize as a result of the approval of the International Fund Agreement.

         (1) Decreased advisory fees. The total advisory fee charged to The International Equity Fund will decrease as a result of approving the International Fund Agreement. Hansberger will charge less for the provision of advisory services than Templeton currently charges. As a result, any cost savings of changing sub-advisers will be passed through to The International Equity Fund's shareholders.

         (2)  Ability  to use  sub-adviser's  name in  promoting  the Fund.  The
International Equity Fund's current sub-adviser has restricted the Fund's ability to use its name in the promotion and marketing of the Fund. Hansberger has committed to work with Webster to market and promote the Fund. The Directors believe that increased promotion of The International Equity Fund may increase Fund assets and therefore potentially reduce Fund expenses.

ADDITIONAL INFORMATION

Information About the Company

The  Company  is  a  diversified,   open-end   management   investment   company
incorporated in Maryland on October 3, 1997. The Company is a series type company with four investment portfolios. The address of the Company is 433 California Street, Suite 1010, San Francisco, California 94104. The Company's principal underwriter is Provident Distributors Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 and its administrator is PFPC Inc., 4400 Computer Drive, Westboro, Massachusetts 01581.

Shareholders as of the Record Date

As of February 3, 2000, the Record Date, the following entities owned of record or beneficially more than five percent of the outstanding shares of the following Funds:

 ---------------------------- ---------------------------- ---------------------
                                           Name and Address           Amount and Nature of      Percentage of Shares
Funds                                    of Beneficial Owners         Beneficial Ownership
---------------------------- ---------------------------- ---------------------

The International Equity Fund         Fox & Co.                             1,853,047                  99.72%
                                      P.O. Box 976
                                      New York, NY 01268

The U.S. Equity Fund                  Fox & Co.                             2,804,511                  99.63%
                                      P.O. Box 976
                                      New York, NY 01268


As of the Record Date, the officers and Directors of the Company as a group owned less than 1% of the shares of any Fund.

Other Matters

One-third or 33.3% of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum with respect to such Fund for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Company as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. Assuming the presence of a quorum for a Fund, abstentions and broker non-votes have the effect of a negative vote on a Proposal.

With respect to any Fund, in the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient votes have been received and may propose one or more adjournments of the Meeting with respect to such Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on such Proposal.

Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the Proposal mentioned in the Notice of Special Meeting of Shareholders. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

Shareholder Proposals at Future Meetings

The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Company at a reasonable time before the Company's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

February 17, 2000

[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE

------------------------------------------------------------------
FORWARD FUNDS, INC.
------------------------------------------------------------------

1.   To consider and act upon a new investment  sub-advisory  agreement  between
     Webster  Investment   Management  Company  LLC  and  Garzarelli  Investment
     Management, LLC relating to The
     U.S. Equity Fund:


          For                   Against             Abstain
          ---                     ---                 ---

2. To consider and act upon an amendment to the Investment Management Agreement between the Company and Webster to increase the advisory fee payable with respect to The U.S.
     Equity Fund:

          For               Against              Abstain
          ---                 ---                  ---

3. To consider and act upon a new investment sub-advisory agreement between Webster Investment Management Company LLC and Hansberger Global Investors, Inc. relating to The
     International Equity Fund:

          For               Against              Abstain
          ---                 ---                  ---


4. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof:

          For               Against              Abstain
          ---                 ---                  ---


Mark box at right if an address change or comment has been noted on the reverse side of ___ this card.

RECORD DATE SHARES:


PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:__________________  Date:_________


Signature:_________________  Date:__________

                               FORWARD FUNDS, INC.
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Ronald Pelosi, Carl M. Katerndahl, John McGowan, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Forward Funds, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of Webster Investment Management Company LLC, 433 California Street, Suite 1010, San Francisco, California 94104 on Tuesday, February 29, 2000 at 9:00 a.m., San Francisco time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

Any one of the above referenced proxies present and acting at the Special Meeting in person shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3 and in the discretion of the proxy holder as to any other matter that may properly come before the Special Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of Forward Funds, Inc. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
                  .........
                  .........
                  .........

DO YOU HAVE ANY COMMENTS?
                  .........
                  .........
                  .........

                                                                      Exhibit A

                                     FORM OF
                               FORWARD FUNDS, INC.
                        INVESTMENT SUB-ADVISORY AGREEMENT


         AGREEMENT, effective as of ______ 2000, among Garzarelli Investment Management, LLC (the "Sub-Adviser"), Forward Funds, Inc. (the "Company"), and Webster Investment Management Company, LLC (the "Adviser") on behalf of the Garzarelli U.S. Equity Fund (the "Fund"), a series of the Company.

         WHEREAS, the Company is a Maryland corporation of the series type organized under Articles of Incorporation dated October 3, 1997 (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company, and the Fund is a series of the Company; and

         WHEREAS, the Adviser has been retained by the Company to provide investment advisory services to the Fund with regard to the Fund's investments as further described in the Company's registration statement on Form N-1A (the "Registration Statement") and pursuant to an Investment Management Agreement dated August 8, 1998 ("Investment Management Agreement"); and

         WHEREAS, the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, and the Fund's stockholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Company, on behalf of the Fund pursuant to this Sub-Advisory Agreement and as described in the Registration Statement and the Sub-Adviser is willing to perform such services for the Fund; and

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Company and the Sub-Adviser as follows:

         1. Appointment. The Adviser hereby appoints the Sub-Adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Duties. Subject to the supervision of the Board of Directors of the Fund and the Adviser, the Sub-Adviser will, in coordination with the Adviser, (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund.

         In performing its investment management services to the Fund under the terms of this Agreement, the Sub-Adviser will provide the Fund with ongoing investment guidance and policy direction.

         The Sub-Adviser's duties shall not include and the Sub-Adviser shall have no responsibility for the following: tax reporting; securities lending and cash collateral; allocation, diversification, management and investment of the overall assets of the Fund; management and investment of the liquidity account; and management, investment, and compliance with respect to any assets of the fund not allocated by the Board of Directors to the Sub-Adviser.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the U.S. Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors, as they may be amended from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser;

         (b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect or decisions made by any other person;

         (c) place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information established through written guidelines determined by the Fund and provided to the Sub-Adviser, and in accordance with applicable legal requirements;

         (d) furnish to the Company, the Adviser whatever statistical information the Company or the Adviser may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Sub-Adviser will keep the Company, the Adviser and the Directors informed of developments materially affecting the Fund's portfolio and shall, on the Sub-Adviser's own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

         (e) make available to the Fund's administrator, PFPC Inc. (the "Administrator"), the Adviser and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Company in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Directors, the Administrator, the Adviser and the Company with such periodic and special reports regarding the Fund as they may reasonably request;

         (f) meet quarterly with the Adviser and the Company's Board of Directors to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Adviser and/or the Company;

         (g) immediately notify the Adviser and the Fund in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Sub-Advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and

         (h) in making investment decisions for the Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information.

         3. Futures and Options. The Sub-Adviser's investment authority shall include the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

         The Sub-Adviser will: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

         PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

         The Fund represents and warrants that it is a "qualified eligible client" within the meaning of CFTC Regulations Section 4.7 and, as such, consents to treat the Fund in accordance with the exemption contained in CFTC Regulations Section 4.7(b).

         4. Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Company or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably require concerning the Fund's investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund's investments.

         5. Use of Securities Brokers and Dealers. Purchase and sale orders will usually be placed with brokers which are selected by the Sub-Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's research and portfolio management capability generally. It is further understood in accordance with
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

         Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Fund. Unless otherwise directed by the Company or the Adviser in writing, the Sub-Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

         6. Compensation. For its services specified in this Agreement, the Company agrees to pay annual fees to the Sub-Adviser equal to 0.55% million of the first $100 million of Fund assets managed by the Sub-Adviser, 0.50% on the next $400 million and 0.45% of all assets above $500 million managed by the Sub-Adviser. Fees shall be computed and accrued daily and paid monthly based on the average daily net asset value of the Fund's shares as determined according to the manner provided in the then-current prospectus of the Fund.

         7. Most Favored Customer. It is the intent of the parties to this Agreement that the services be provided to the Adviser on a "most-favored customer" basis and all terms in this Agreement (including without limitation, type and level of services provided, fees charged and staffing levels) shall be interpreted and construed to effect such intent. Any term or condition that is offered by the Sub-Adviser or agreed upon by the Sub-Adviser with any registered investment company having a U.S. equity fund managed by the Sub-Adviser shall be irrevocably offered in writing to the Adviser by the Sub-Adviser with ten (10) days of the offer of such term or condition or agreement upon such term with such Sub-Adviser. The terms and conditions of which offer, if accepted by the Adviser in writing at any time after such offer, shall be deemed to constitute an amendment of the terms and conditions of this Agreement.

         8. Fees and Expenses. The Sub-Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-Adviser in this section 8. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-Adviser's overhead and employee costs); fees payable to the Sub-Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Company's officers and employees; fees and expenses of the Fund's Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, directors and employees of the Company who are not interested persons of the Investment Manager; and travel expenses (or an appropriate portion thereof) of officers or directors of the Company who are officers, directors or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Company with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

         9. Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Company upon its request except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

         10. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser's evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

         11.      Liability.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Company, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law and/or for any loss suffered by the Company, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Company, the Fund and/or its shareholders which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Company on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers and employees and agents and each person, if any, who controls the Sub-Adviser (collectively, the "Indemnified Parties") against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Company or Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any act, omission, error and/or mistake of any other fiduciary and/or any other person; or (2) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (a) the Registration Statement, the prospectus or any other filing, (b) any advertisement or sales literature authorized by the Company for use in the offer and sale of shares of the Fund, or (c) any application or other document filed in connection with the qualification of the Company or shares of the Fund under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (i) in a document prepared by the Sub-Adviser, or (ii) made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Sub-Adviser pertaining to or originating with the Sub-Adviser for use in connection with any document referred to in clauses (a), (b) or (c).

It is understood, however, that nothing in this paragraph X shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Company, Fund and/or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

         12. Services Not Exclusive. It is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including, but not by way of limitation, investment companies or to other series of investment companies, including the Company (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser's ability to meet its obligations to the Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Sub-Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Company or the Fund.

         The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

         13. Duration and Termination. This Agreement shall continue until _________, 2002, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940
Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days' written notice to the Sub-Adviser; (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Sub-Adviser or (c) by the Sub-Adviser at any time without penalty, upon sixty (60) days' written notice to the Company. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Sub-Adviser on behalf of the Fund at the time of such termination. The Sub-Adviser shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

         14. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties.

         15. Proxies. Unless the Company gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Company upon its request. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

         16. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Company:

         Forward Funds, Inc.
         433 California Street, Suite 1010
         San Francisco, CA  94104

If to the Sub-Adviser:

         Garzarelli Investment Management, LLC
         2010 Main Street, Suite 1225
         Irvine, CA   92614

If to the Adviser:

         Webster Investment Management Co., LLC
         433 California Street, Suite 1010
         San Francisco, CA 94104

         17. Confidential Information. The Sub-Adviser shall maintain the strictest confidence regarding the business affairs of the Fund. Written reports furnished by the Sub-Adviser to the Company and the Adviser shall be treated by all of the parties as confidential and for the exclusive use and benefit of the Company and the Fund except as disclosure may be required by applicable law.

         18. Name Reservation. The Adviser acknowledges and agrees that the Sub-Adviser has property rights relating to the use of the terms "Garzarelli Investment Management" and "Garzarelli" (the "Garzarelli Name") and has permitted the use of the Garzarelli Name by the Fund and its U.S. Equity Fund series. The Adviser agrees that, unless otherwise authorized by the Sub-Adviser:
(i) it will use the term "Garzarelli" only as a component of the name of the Fund and for no other purposes; (ii) it will not purport to grant to any third party any rights in any Garzarelli Name; and (iii) the Sub-Adviser may use or grant to others the right to use a Garzarelli Name, or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. Upon termination of this Agreement, the Adviser shall, at the request of the Sub-Adviser, cease to use all Garzarelli Names in any of its materials or in any manner except with the consent of the Sub-Adviser, which shall not be unreasonably withheld. In the event of any such request by the Sub-Adviser that use by the Adviser of a Garzarelli Name shall cease and in the absence of any such consent, the Adviser shall cause its officers, directors and employees to take any and all such actions which the Sub-Adviser may reasonably request to effect such request.

         19.      Miscellaneous.

         (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

         (b) Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Company a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Adviser and the Company hereby acknowledge receipt of such copy.

         (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Company or the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _________, 2000.

         FORWARD FUNDS, INC.

         By:      .........
         President.........

         GARZARELLI INVESTMENT MANAGEMENT, LLC

         By:
         Name:    .........
         Title:

         WEBSTER INVESTMENT MANAGEMENT CO., LLC

         By:      .........
         Name:
         Title:

                                                                      Exhibit B


                               FORWARD FUNDS, INC.

                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, effective as of ________, 1998, among Webster Investment Management Company LLC ("Webster" or the "Investment Manager"), Sutton Place Management Co., Inc. (the "Business Manager") and Forward Funds, Inc. (the "Corporation") on behalf of the series of the Company listed on Exhibit A (the "Fund").

WHEREAS, the Corporation is a Maryland corporation of the series type organized under Articles of Incorporation dated October 3, 1997 (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company, and the Funds are series of the Corporation; and

WHEREAS, the Business Manager is responsible for managing the business affairs of the Corporation and coordinating the activities of service providers to the Funds; and

WHEREAS, the Corporation and the Business Manager wish to retain the Investment Manager to render investment advisory services to the Funds with regard to the Funds' investments of their assets (the "Portfolios") as further described in the Corporation's registration statement on Form N-1A (the "Registration Statement"), and the Investment Manager is willing to furnish such services to the Funds; and

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Business Manager, the Corporation and the Investment Manager as follows:

1. Appointment. The Investment Manager is hereby appointed to act as investment adviser to the Funds for the periods and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Directors of the Corporation, the Investment Manager will (a) provide a program of continuous investment management for the Funds with regard to the Portfolios in accordance with the Funds' investment objectives, policies and limitations as stated in the Funds' Prospectus and Statement of Additional Information included as part of the Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Investment Manager by the Corporation; (b) make investment decisions for the Funds with regard to the Portfolios, including, but not limited to, the selection of investment sub-advisers for the Funds; and (c) place orders to purchase and sell investments in the Portfolios for the Funds. In performing its investment management services to the Funds under the terms of this Agreement, the Investment Manager will provide the Funds with ongoing investment guidance and policy direction. The Investment Manager further agrees that, in performing its duties hereunder, it will: (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Directors;

(b) use reasonable efforts to manage the Portfolio so that the Funds will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder; (c) place orders pursuant to its investment determinations for the Funds in accordance with applicable policies expressed in the Funds' prospectus and/or Statement of Additional Information, established through written guidelines determined by the Corporation and provided to the Investment Manager, and in accordance with applicable legal requirements; (d) furnish to the Corporation and/or the Business Manager whatever statistical information the Corporation and/or the Business Manager may reasonably request with respect to the Portfolios. In addition, the Investment Manager will keep the Corporation, the Business Manager and the Directors informed of developments materially affecting the Portfolios and shall, on the Investment Manager's own initiative, furnish to the
Corporation from time to time whatever information the Investment Manager believes appropriate for this purpose; (e) make available to the Corporation's administrator, First Data Investor Services Group, Inc. (the "Administrator"), the Business Manager and the Corporation, promptly upon their request, such copies of its investment records and ledgers with respect to the Portfolios as may be required to assist the Administrator, the Business Manager and the Corporation in their compliance with applicable laws and regulations. The Investment Manager will furnish the Business Manager and the Directors with such periodic and special reports regarding the Funds as they may reasonably request;
(f) meet quarterly with the Business Manager and the Corporation's Board of Directors to explain its investment management activities, and any reports related to the Portfolios as may reasonably be requested by the Business Manager and/or the Corporation; (g) immediately notify the Corporation in the event that the Investment Manager or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Investment Manager from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Investment Manager further agrees to notify the Corporation immediately of any material fact known to the Investment Manager respecting or relating to the Investment Manager that is not contained in the Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect; and (h) in making investment decisions for the Portfolios, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Investment Manager seek to obtain any such information. 3. Futures and Options. The Investment Manager's investment authority shall include the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

                  The Investment Manager will: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of the Funds; and (ii) execute for and on behalf of the Brokerage Account, standard customer agreements with a broker or brokers. The Investment Manager may, using such of the securities and other property in the Brokerage Account as the Investment Manager deems necessary or desirable, direct the custodian to deposit on behalf of the Funds, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Investment Manager deems desirable or appropriate.

                  PURSUANT TO AN EXCEPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

                  The Funds represents and warrants that it is a "qualified eligible client" within the meaning of CFTC Regulations Section 4.7 and, as such, consents to treat the Portfolios in accordance with the exemption contained in CFTC Regulations Section 4.7(b).

4. Investment Guidelines. The Corporation shall supply the Investment Manager with such information as the Investment Manager shall reasonably require concerning the Funds' investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Portfolios.

5. Use of Securities Brokers and Dealers. Purchase and sale orders will usually be placed with brokers which are selected by the Investment Manager as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Investment Manager places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Funds, in selecting brokers or dealers to execute such orders, the Investment Manager is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Investment Manager's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Investment Manager determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Funds or the Investment Manager's overall responsibilities to the Investment Manager's discretionary accounts. Neither the Investment Manager nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Funds, provided that this limitation shall not prevent the Investment Manager from utilizing the services of a securities broker which is a parent, subsidiary or related firm, provided such broker effects transactions on a "cost only" or "nonprofit" basis to itself and provides competitive execution. Unless otherwise directed by the Corporation or the Business Manager in writing, the Investment Manager may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

6. Compensation. For its services specified in this Agreement, the Corporation agrees to pay annual fees to the Investment Manager equal to the amounts listed opposite the respective Fund on Exhibit A. Fees shall be computed and accrued daily and paid monthly based on the average daily net asset value of shares of the Funds as determined according to the manner provided in the then-current prospectus of the Funds. The Investment Manager shall be responsible for compensating any investment sub-advisers employed by a Fund.

7. Fees and Expenses. The Investment Manager shall not be required to pay any expenses of the Funds other than those specifically allocated to the Investment Manager in this section 7. In particular, but without limiting the generality of the foregoing, the Investment Manager shall not be responsible for the following expenses of the Funds: organization and certain offering expenses of the Funds (including out-of-pocket expenses, but not including the Investment Manager's overhead and employee costs); fees payable to the Investment Manager and to any other of the Funds' advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Corporation's officers and employees; fees and expenses of the Funds' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; payments to the
Administrator for maintaining the Funds' financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds'
portfolio  securities;  brokerage  commissions  or other costs of  acquiring  or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing prospectuses,
Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Funds' businesses) of officers, directors and employees of the Corporation who are not interested persons of the Investment Manager; and travel expenses (or an appropriate portion thereof) of officers or directors of the Corporation who are officers, directors or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation with respect to matters concerning the Funds, or any committees thereof or advisers thereto.

8. Books and Records. The Investment Manager agrees to maintain such books and records with respect to its services to the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Investment Manager also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Corporation and will be surrendered promptly to the Corporation upon its request except that the Investment Manger may return copies of such documents as may be required by law. The Investment Manager further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

9. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Funds are adhered to, the Corporation agrees that the Investment Manager may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the Investment Manager or with accounts of the affiliates of the Investment Manager, if in the Investment Manager's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Corporation acknowledges that the determination of such economic benefit to the Funds by the Investment Manager represents the Investment Manager's evaluation that the Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

10. Liability.

a. Neither the Investment Manager nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable for the acts or omissions of any other fiduciary or any other person.

b. Neither the Investment Manager nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for the acts of any other fiduciary or other person respecting any of the Funds or for any error of judgment or mistake of law or for any loss suffered by the Corporation or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Investment Manager against any liability to the Corporation or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. c. The Corporation, on behalf of the Funds, hereby agrees to indemnify and hold harmless the Investment Manager, its directors, officers and employees and agents and each person, if any, who controls the Investment Manager (collectively, the "Indemnified Parties") against any and all losses, claims, damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Funds, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the Investment Advisers Act of 1940, as amended (the "1940 Act") or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (1) any act or omission or any other fiduciary or any other person; (2) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (a) the Registration, the prospectus or any other filing; (b) any advertisement or sales literature authorized by the Corporation for use in the offer and sale of shares of the Funds; or (c) any application or other document filed in connection with the qualification of the Corporation or shares of the Funds under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (i) in a document prepared by the Investment Manager; or (ii) made in reliance upon and in conformity with information furnished to the Corporation by or on behalf of the Investment Manager pertaining to or originating with the Investment Manager for use in connection with any document referred to in clauses (a), (b) or (c). d. It is understood, however, that nothing in this paragraph 6 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Corporation or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

11. Services Not Exclusive. It is understood that the services of the Investment Manager are not exclusive, and that nothing in this Agreement shall prevent the Investment Manager from providing similar services to other investment companies or to other series of investment companies, including the Corporation (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Investment Manager's ability to meet its obligations to the Funds hereunder. When the Investment Manager recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Investment Manager recommends the purchase or sale of the same security for the Funds, it is understood that in light of its fiduciary duty to the Funds, such transactions will be executed on a basis that is fair and equitable to the Funds. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Investment Manager nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Investment Manager provides any advice to its clients concerning the shares of the Funds, the Investment Manager shall act solely as investment counsel for such clients and not in any way on behalf of the Corporation or the Funds.

The Investment Manager provides investment advisory services to numerous other funds and bank collective funds and may give advice and take action which may differ from the timing or nature of action taken by the Investment Manager with respect to the Funds. Nothing in this Agreement shall impose upon the Investment Manager any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Funds, any security which the Investment Manager, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

12. Duration and Termination. This Agreement shall continue with respect to each of the Funds until _________, 2000, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by with respect to a Fund upon the vote of a majority of the Directors or by vote of the majority of that Fund's outstanding voting securities, upon sixty (60) days' written notice to the Investment Manager or (b) by the Investment Manager at any time without penalty, upon sixty (60) days' written notice to the Corporation. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Investment Manager on behalf of the Fund at the time of such termination. The Investment Manager shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

13. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties.

14. Proxies. Unless the Corporation gives written instructions to the contrary, the Investment Manager shall vote all proxies solicited by or with respect to the issuers of securities in the Portfolios. The Investment Manager shall maintain a record of how the Investment Manager voted and such record shall be available to the Corporation upon its request. The Investment Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Funds' shareholders. 15. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

         If to the Corporation:
                  Forward Funds, Inc.
                  433 California Street, Suite 1010
                  San Francisco, CA  94104

         If to the Business Manager:
                  Sutton Place Management Co., Inc.
                  433 California Street, Suite 1010
                  San Francisco, CA  94104
                  Attention:  Mr. Ronald Pelosi

         If to the Investment Manager:
                  Webster Investment Management Company LLC
                  433 California Street, Suite 1010
                  San Francisco, CA  94104

15.  Confidential  Information.   The  Investment  Manager  shall  maintain  the
strictest confidence regarding the business affairs of the Funds. Written reports furnished by the Investment Manager to the Corporation shall be treated by the Corporation and the Investment Manager as confidential and for the exclusive use and benefit of the Corporation except as disclosure may be required by applicable law.

16.      Miscellaneous.

a. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

b. Concurrently with the execution of this Agreement, the Investment Manager is delivering to the Business Manager and the Corporation a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Business Manager and the Corporation hereby acknowledge receipt of such copy.

c. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. d. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. e. Nothing herein shall be construed as constituting the Investment Manager as an agent of the Corporation or the Funds.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of , 1998.

FORWARD FUNDS, INC.


By: President

WEBSTER INVESTMENT MANAGEMENT COMPANY LLC

By:
Name:
Title:

SUTTON PLACE MANAGEMENT CO., INC.

By:
Name:
Title:

                                    EXHIBIT A

Name of Fund                                Advisory Fee

U.S. Equity Fund:

                                   0.80% for first $100 million of assets under
                                    management;
                                   0.725% for next $400 million of
                                    assets  under  management;
                                   0.65% on  assets over $500 million

Global Bond Fund:

                                    0.60% of assets under management less than $200 million; and
                                   0.55% of  assets  under management over $200
                                    million

Global Asset Allocation Fund:

                                    0.05% of average daily net assets

International Equity Fund:

                                    0.85% for first $50 million of assets under management;
                                   0.75% for next $50 million of assets under management;
                                   0.65% for the next $150 million of assets under management;
                                   0.60%  for the next $250  million  of assets
                                    under management;
                                   0.55% on assets over $500 million


Small Capitalization Equity Fund:

                                    1.05% of average daily net assets

Real Estate Investment Fund:

                                    1.00% of the first $100 million of assets under management;
                                    0.85% of the next $400 million of assets under management; and
                                    0.70% on assets over $500 million

                                                                      Exhibit C

                                     FORM OF
                               FORWARD FUNDS, INC.
                        INVESTMENT SUB-ADVISORY AGREEMENT


         AGREEMENT, effective as of ______ 2000, among Hansberger Global Investors, Inc. (the "Sub-Adviser"), Forward Funds, Inc. (the "Company"), and Webster Investment Management Company, LLC (the "Adviser") on behalf of the Hansberger International Growth Fund (the "Fund"), a series of the Company.

         WHEREAS, the Company is a Maryland corporation of the series type organized under Articles of Incorporation dated October 3, 1997 (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company, and the Fund is a series of the Company; and

         WHEREAS, the Adviser has been retained by the Company to provide investment advisory services to the Fund with regard to the Fund's investments as further described in the Company's registration statement on Form N-1A (the "Registration Statement") and pursuant to an Investment Management Agreement dated August 8, 1998 ("Investment Management Agreement"); and

         WHEREAS, the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, and the Fund's stockholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Company, on behalf of the Fund pursuant to this Sub-Advisory Agreement and as described in the Registration Statement and the Sub-Adviser is willing to perform such services for the Fund; and

         WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Company and the Sub-Adviser as follows:

         1. Appointment. The Adviser hereby appoints the Sub-Adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Duties. Subject to the supervision of the Board of Directors of the Fund and the Adviser, the Sub-Adviser will, in coordination with the Adviser, (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund.

         In performing its investment management services to the Fund under the terms of this Agreement, the Sub-Adviser will provide the Fund with ongoing investment guidance and policy direction.

         The Sub-Adviser's duties shall not include and the Sub-Adviser shall have no responsibility for the following: tax reporting; securities lending and cash collateral; allocation, diversification, management and investment of the overall assets of the Fund; management and investment of the liquidity account; and management, investment, and compliance with respect to any assets of the fund not allocated by the Board of Directors to the Sub-Adviser.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the U.S. Internal Revenue Code of 1986, as amended (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors, as they may be amended from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser;

         (b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect or decisions made by any other person;

         (c) place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information established through written guidelines determined by the Fund and provided to the Sub-Adviser, and in accordance with applicable legal requirements;

         (d) furnish to the Company, the Adviser whatever statistical information the Company or the Adviser may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Sub-Adviser will keep the Company, the Adviser and the Directors informed of developments materially affecting the Fund's portfolio and shall, on the Sub-Adviser's own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

         (e) make available to the Fund's administrator, PFPC Inc. (the "Administrator"), the Adviser and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Company in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Directors, the Administrator, the Adviser and the Company with such periodic and special reports regarding the Fund as they may reasonably request;

         (f) meet quarterly with the Adviser and the Company's Board of Directors to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Adviser and/or the Company;

         (g) immediately notify the Adviser and the Fund in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Sub-Advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and

         (h) in making investment decisions for the Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information.

         3. Futures and Options. The Sub-Adviser's investment authority shall include the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

         The Sub-Adviser will: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

         PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

         The Fund represents and warrants that it is a "qualified eligible client" within the meaning of CFTC Regulations Section 4.7 and, as such, consents to treat the Fund in accordance with the exemption contained in CFTC Regulations Section 4.7(b).

         4. Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Company or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably require concerning the Fund's investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund's investments.

         5. Representations, Warranties and Covenants of the Company, Adviser and Sub-Adviser.

         The Company represents, warrants and covenants that (i) a copy of its Registration Statement together with all amendments thereto, is on file in the office of the U.S. Securities and Exchange Commission, (ii) the appointment of the Adviser has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) they have acted and will continue to act in conformity with all applicable laws.

         The Adviser represents, warrants and covenants that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized, and (iii) it has and will continue to act in conformity with all applicable laws.

The Sub-Adviser represents and warrants that it is registered as an investment adviser with the U.S. Securities and Exchange Commission.

         6. Use of Securities Brokers and Dealers. Purchase and sale orders will usually be placed with brokers which are selected by the Sub-Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's research and portfolio management capability generally. It is further understood in accordance with
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

         Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Fund. Unless otherwise directed by the Company or the Adviser in writing, the Sub-Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

         7. Compensation. For its services specified in this Agreement, the Company agrees to pay annual fees to the Sub-Adviser equal to 0.50% of Fund assets managed by the Sub-Adviser. Fees shall be computed and accrued daily and paid monthly based on the average daily net asset value of the Fund's shares as determined according to the manner provided in the then-current prospectus of the Fund.

         8. Most Favored Customer. It is the intent of the parties to this Agreement that the initial fees to be charged to the Fund by the Sub-Adviser with respect to any U.S. open-end investment company having an international equity growth mandate shall be the same or lower than those fees charged by the Sub-Adviser on other similar U.S. open-end investment companies of similar size having an international equity growth mandate (managed by the Hansberger
International Growth Team) to which the Sub-Adviser provides investment sub-advisory services at the time the relationship is established and which investment sub-advisory agreements are entered into by the Sub-Adviser after the date hereof. Any such fees offered by or agreed upon by the Sub-Adviser shall be irrevocably offered in writing to the Adviser by the Sub-Adviser within ten (10) days of the offer of such sub-advisory fees by the Sub-Adviser. The terms and conditions of which fees, if accepted by the Adviser in writing within thirty
(30) days of such offer, shall be deemed to constitute an amendment of the fees charged by the Sub-Adviser to the Fund pursuant to this Agreement.

         9. Fees and Expenses. The Sub-Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-Adviser in this Section 9. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-Adviser's overhead and employee costs); fees payable to the Sub-Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Company's officers and employees; fees and expenses of the Fund's Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, directors and employees of the Company who are not interested persons of the Investment Manager; and travel expenses (or an appropriate portion thereof) of officers or directors of the Company who are officers, directors or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Company with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

         10. Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Company upon its request except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

         11. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser's evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

         12.      Liability.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Company, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law and/or for any loss suffered by the Company, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Company, the Fund and/or its shareholders which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Company on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers and employees and agents and each person, if any, who controls the Sub-Adviser (collectively, the "Indemnified Parties") against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Company or Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any act, omission, error and/or mistake of any other fiduciary and/or any other person; or (2) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (a) the Registration Statement, the prospectus or any other filing, (b) any advertisement or sales literature authorized by the Company for use in the offer and sale of shares of the Fund, or (c) any application or other document filed in connection with the qualification of the Company or shares of the Fund under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (i) in a document prepared by the Sub-Adviser, or (ii) made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Sub-Adviser pertaining to or originating with the Sub-Adviser for use in connection with any document referred to in clauses (a), (b) or (c).

It is understood, however, that nothing in this paragraph X shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Company, Fund and/or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

         13. Services Not Exclusive. It is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Company (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser's ability to meet its obligations to the Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Sub-Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Company or the Fund.

         The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

         14. Materials. The Adviser shall not publish or distribute or allow the Fund to publish or distribute any advertising or promotional material regarding the provision of investment advisory services by the Sub-Adviser pursuant to this Agreement, without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty
(20) days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion shall also be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub-Adviser prior to the filing of same with any regulatory authority and afforded the opportunity to comment thereon.

         15. Duration and Termination. This Agreement shall continue until _________, 2002, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940
Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days' written notice to the Sub-Adviser; (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Sub-Adviser or (c) by the Sub-Adviser at any time without penalty, upon sixty (60) days' written notice to the Company. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Sub-Adviser on behalf of the Fund at the time of such termination. The Sub-Adviser shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

         16. Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties.

         17. Proxies. Unless the Company gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Company upon its request. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

         18. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Company:

         Forward Funds, Inc.
         433 California Street, Suite 1010
         San Francisco, CA  94104

If to the Sub-Adviser:

         Hansberger Global Investors, Inc.
         515 East Los Olas Boulevard, Suite 1300
         Fort Lauderdale, FL  33301

If to the Adviser:

         Webster Investment Management Co., LLC
         433 California Street, Suite 1010
         San Francisco, CA 94104

         19. Confidential Information. The Sub-Adviser shall maintain the strictest confidence regarding the business affairs of the Fund. Written reports furnished by the Sub-Adviser to the Company and the Adviser shall be treated by all of the parties as confidential and for the exclusive use and benefit of the Company and the Fund except as disclosure may be required by applicable law.

         20. Name Reservation. The Adviser acknowledges and agrees that the Sub-Adviser has property rights relating to the use of the terms "Hansberger Global Investors", "HGI" and "Hansberger" (the "Hansberger Name") and has permitted the use of the Hansberger Name by the Fund and its International Equity Fund series. The Adviser agrees that, unless otherwise authorized by the Sub-Adviser: (i) it will use the term "Hansberger" only as a component of the name of the Fund and for no other purposes; (ii) it will not purport to grant to any third party any rights in any Hansberger Name; and (iii) the Sub-Adviser may use or grant to others the right to use a Hansberger Name, or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. Upon termination of this Agreement, the Adviser shall, at the request of the Sub-Adviser, cease to use all Hansberger Names in any of its materials or in any manner except with the consent of the Sub-Adviser, which shall not be unreasonably withheld. In the event of any such request by the Sub-Adviser that use by the Adviser of a Hansberger Name shall cease and in the absence of any such consent, the Adviser shall cause its officers, directors and employees to take any and all such actions which the Sub-Adviser may reasonably request to effect such request.

         21.      Miscellaneous.

         (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

         (b) Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Company a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Adviser and the Company hereby acknowledge receipt of such copy.

         (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Company or the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _________, 2000.



         FORWARD FUNDS, INC.

         By:
         President

         HANSBERGER GLOBAL INVESTORS, INC.

         By:      ______________________________
         Name:
         Title:


         WEBSTER INVESTMENT MANAGEMENT CO., LLC


         By:
         Name:
         Title: